UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2006

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Lakeside Drive, Waukegan, IL60085
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 8.01.      Other Events

On December 11, 2006, NeoPharm Inc. (the “Company”) announced that its pivotal Phase 3 PRECISE trial evaluating its drug product candidate cintredekin besudotox (IL13-PE38QQR) for the treatment of recurrent glioblastoma multiforme did not meet the efficacy endpoint at 215 deaths, which was a statistically significant difference, or separation, in overall survival versus Gliadel Wafer®.

A copy of the Company’s press release, entitled “NeoPharm Announces Efficacy Results for Phase 3 PRECISE Trial,” is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit No.	Exhibit Table

	99.1	Press Release dated December 11, 2006, entitled “NeoPharm Announces Efficacy Results for Phase 3 PRECISE Trial.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

	By:	/s/ RONALD E. PAULI
Ronald E. Pauli
Chief Financial Officer
(Principal Financial Officer)
Dated: December 11, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press Release dated December 11, 2006 entitled “NeoPharm Announces Efficacy Results for Phase 3 PRECISE Trial.”